EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We the undersigned officers of Hi-Tech Pharmacal Co., Inc. certify that:

The Form 10-Q of Hi-Tech Pharmacal Co., Inc. for the period ended January 31, 2004 complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Hi-Tech Pharmacal Co., Inc. as of the dates and for the periods presented.

Date: March 15, 2004

/s/ DAVID S. SELTZER
Chief Executive Officer

/s/ ARTHUR S. GOLDBERG
Chief Financial Officer

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Hi-Tech Pharmacal Co., Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.